Exhibit 4.1

NUMBER		SHARES
RST

COMMON STOCK	ROSETTA STONE INC.	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 777780 10 7

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.00005 PAR VALUE PER SHARE, OF

ROSETTA STONE INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT– Custodian
TEN ENT	– as tenants by the entireties	(Cust)	(Minor)
JT TEN	– as joint tenants with right	under Uniform Gifts to Minors
	of survivorship and not as	Act
	tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                  Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

SIGNATURE(S) GUARANTEED:	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.